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                          FIRST ALLONGE TO 20% WARRANTS


         FIRST ALLONGE, dated as of January 15, 2004 (the "Allonge"), attached to and forming a part of each of the Warrants, dated December 5, 2003 (the "20% Warrants"), to acquire 20% of the shares of Common Stock of DynTek, Inc. (the "Company") issued to the Purchasers pursuant to the terms of the Securities Purchase Agreement, dated as of December 5, 2003, by and among the Company and the Purchasers (the "Purchase Agreement"). All capitalized terms used in this Allonge and not otherwise defined herein shall have the meanings ascribed thereto in the Purchase Agreement.

         WHEREAS, Purchasers have agreed to amend the (x) terms of the Registration Rights Agreement, dated as of December 5, 2003, by and among the Company and the Purchasers (the "Registration Agreement"), and (y) the terms of the Warrants, by entering into that certain letter agreement, dated January 15, 2004, with the Company, pursuant to which the Purchasers (i) amended Section 6(b) of the Registration Agreement to permit the Company to include in the Registration Statement (as defined in the Registration Agreement), in addition to the Registrable Securities (as defined in the Registration Agreement), up to an additional 3,000,000 shares of Common Stock on behalf of Persons other than the Purchasers and their transferees and (ii) amended Section 11(b) of any warrants whose underlying Warrant Shares are included in Registrable Securities such that it shall not be deemed an event triggering anti-dilution protection thereunder for the Company to issue other warrants to acquire shares of Common Stock, at a $.75 per share exercise price (the "Additional Warrants"), if such Additional Warrants are issued in consideration for a waiver granted to the Company by the holders of the Additional Warrants of certain registration rights held by the holders of such Additional Warrants (the "Amendment");

         WHEREAS, in consideration of the Amendment, the Company agreed to amend the terms of the 20% Warrants by entering into an allonge to the 20% Warrants to reduce the exercise price of such 20% Warrants from $1.00 per share of Common Stock to $.75 per share of Common Stock (the "Reduction"); and

         WHEREAS, the Company and the Purchasers desire to effect the Reduction and amend the 20% Warrants by entering into this Allonge.

         NOW, THEREFORE, in consideration of the mutual promises expressed herein, and such other consideration as is hereby acknowledged by all parties hereto as adequate consideration under the terms hereof, the parties hereto do hereby agree as follows:

         1. Reduction of Exercise Price.

         The 20% Warrants are hereby amended by reducing the Exercise Price (as defined therein) from $1.00 for one share of Common Stock to $.75 for one share of Common Stock.

         2. Effect of Allonge.

         In all other respects, the 20% Warrants are confirmed, ratified, and approved and, as amended by this Allonge, shall continue in full force and effect.

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         3. Counterparts.

         This Allonge may be signed in any number of counterparts, all of which when taken together shall constitute one and the same instrument.


         IN WITNESS WHEREOF, the Company and each of the Purchasers have caused this Allonge to be executed and delivered as of the date and year first above written.

                                         DYNTEK, INC.



                                         By:
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                                            Steven J. Ross, President and Chief
                                            Executive Officer


                                         PURCHASERS


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